UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

Nuvation Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39351	85-0862255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Broadway, Suite 1401

New York, NY 10036

(Address of principal executive offices)

(332) 208-6102

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which
Class A Common Stock, $0.0001 par value per share	NUVB	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NUVB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On March 21, 2025, Nuvation Bio Inc. (the “Company”) entered into a commercial supply agreement (the “Supply Agreement”) with Asymchem Life Science (Tianjin) Co., Ltd. (“Asymchem”) to supply the Company with taletrectinib drug product (the “Products”). Asymchem will be a non-exclusive supplier of the Products to the Company, and the Company will retain the right to procure the Products from one or more alternate and/or backup manufacturers of the Products.

Under the Supply Agreement, the Company will place orders for Products at least 180 days prior to the delivery date. The Company may cancel any such orders, subject to certain cancellation fees equal to a tiered percentage of the value of the cancelled Product order based on time of cancellation.

Unless earlier terminated, the initial term of the Supply Agreement will continue for five (5) years (the “Initial Term”). Thereafter, the Supply Agreement will automatically renew for additional consecutive three (3) year terms unless either party provides written notice of nonrenewal six (6) months prior to the end of the then current term. The Company may terminate the Supply Agreement without cause with thirty (30) days’ prior written notice. Additionally, each party may terminate the Supply Agreement upon an uncured material breach of the Supply Agreement by the other party or upon the other party’s insolvency or bankruptcy.

The Supply Agreement also includes customary provisions relating to, among other things, delivery, acceptance procedures, warranties, quality, storage, handling and transport, intellectual property, confidentiality and indemnification.

The foregoing summary of the Supply Agreement is not a complete description of such agreement and is qualified in its entirety by the complete text of the actual agreement, an English language translation of which, with certain confidential information redacted, will be filed as an exhibit to a future periodic report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2025	NUVATION BIO INC.

	By:	/s/ David Hung, M.D.
	Name:	David Hung, M.D.
	Title:	Chief Executive Officer

3